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                                CASH TRANSACTIONS


                           CABCO TR FOR J.C. PENNEY


April 15, 2000             Receipt of Interest on
                           BellSouth 6.75%                      $1,518,750

April 15, 2000             Funds Disbursed to
                           Holders of CABCO
                           Trust Certificates                   $1,518,750